                                                                   EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2005 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 1, 2005                                /s/ Lloyd A. Wennlund
                                                    ----------------------------
                                                    Lloyd A. Wennlund, President
                                                    (Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                   EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stuart N. Schuldt, Treasurer/Chief Financial Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2005 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 1, 2005                               /s/ Stuart N. Schuldt
                                                   -----------------------------
                                                   Stuart N. Schuldt, Treasurer
                                                   (Chief Financial and
                                                   Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.